N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Manish Mehta, certify that:

1.	I have reviewed this report on Form N-CSRS for the following thirty series of iShares Trust: iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares 0-5 Year TIPS Bond ETF, iShares 1-3 Year International Treasury Bond ETF, iShares Aaa - A Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares CMBS ETF, iShares Core Short-Term USD Bond ETF, iShares Financials Bond ETF, iShares Floating Rate Bond ETF, iShares Global Inflation-Linked Bond ETF, iShares Core GNMA Bond ETF, iShares Industrials Bond ETF, iShares International Inflation-Linked Bond ETF, iShares International Treasury Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares TIPS Bond ETF, iShares Treasury Floating Rate Bond ETF, iShares Core U.S. Treasury Bond ETF, iShares Utilities Bond ETF, iShares Yield Optimized Bond ETF, iSharesBond Mar 2016 Corporate ex-Financials Term ETF, iSharesBond Mar 2016 Corporate Term ETF, iSharesBond Mar 2018 Corporate ex-Financials Term ETF, iSharesBond Mar 2018 Corporate Term ETF, iSharesBond Mar 2020 Corporate ex-Financials Term ETF, iSharesBond Mar 2020 Corporate Term ETF, iSharesBond Mar 2023 Corporate ex-Financials Term ETF and iSharesBond Mar 2023 Corporate Term ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: June 23, 2014	/s/ Manish Mehta	President (Principal Executive Officer)
	Manish Mehta [Signature]	[Title]

N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-CSRS for the following thirty series of iShares Trust: iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares 0-5 Year TIPS Bond ETF, iShares 1-3 Year International Treasury Bond ETF, iShares Aaa - A Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares CMBS ETF, iShares Core Short-Term USD Bond ETF, iShares Financials Bond ETF, iShares Floating Rate Bond ETF, iShares Global Inflation-Linked Bond ETF, iShares Core GNMA Bond ETF, iShares Industrials Bond ETF, iShares International Inflation-Linked Bond ETF, iShares International Treasury Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares TIPS Bond ETF, iShares Treasury Floating Rate Bond ETF, iShares Core U.S. Treasury Bond ETF, iShares Utilities Bond ETF, iShares Yield Optimized Bond ETF, iSharesBond Mar 2016 Corporate ex-Financials Term ETF, iSharesBond Mar 2016 Corporate Term ETF, iSharesBond Mar 2018 Corporate ex-Financials Term ETF, iSharesBond Mar 2018 Corporate Term ETF, iSharesBond Mar 2020 Corporate ex-Financials Term ETF, iSharesBond Mar 2020 Corporate Term ETF, iSharesBond Mar 2023 Corporate ex-Financials Term ETF and iSharesBond Mar 2023 Corporate Term ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: June 23, 2014	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]